Exhibit 10.1

UNSECURED PROMISSORY NOTE

$	November 30, 2016

FOR VALUE RECEIVED, the undersigned National Tobacco Company, L.P., a Delaware limited partnership (the “Borrower”), promises to pay to the order of ______________________ (the “Seller”), the principal sum of ______________________________________________Dollars ($____________).

1.             Interest.  The unpaid principal balance of this Note shall bear simple interest at the short-term Applicable Federal Rate ("AFR") of 0.68% published by the Internal Revenue Service in Rev. Rul. 2016-26 for the month of November 2016.

2.             Maturity.  Borrower shall pay all principal and accrued interest on December 14, 2016 (the “Maturity Date”).

3.             Late Payment Fee.  If payment is not made on or before the Maturity Date, the Seller may collect a delinquency charge of 5% of the unpaid amount.  Collection of the late payment fee shall not be deemed to be a waiver of the Seller’s right to declare a default hereunder.

4.             Calculation of Interest.  Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 365.

5.            Default Interest Rate.  Principal amounts remaining unpaid after the maturity thereof, whether at the Maturity Date or by reason of acceleration of maturity, shall bear interest from and after maturity until paid at a rate of 13% per annum.

6.             Maximum Rate.  In no event will the interest rate hereunder exceed that permitted by applicable law.  If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Seller may credit any excess amount collected against the balance due or refund the amount to the Borrower.

7.             Prepayment.  This Note may be prepaid in full or in part at any time without premium.

8.             Financial Information.  The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; and (ii) provide the Seller with the annual audited financial statements of its ultimate parent company, Turning Point Brands, Inc., on Form 10-K.

9.             Payments.  Payments due under this Note shall be made in lawful money of the United States.  All payments may be applied by the Seller to principal, interest and other amounts due under the Note in any order which the Seller elects.

10.          Defaults.  Notwithstanding any cure periods described below, the Borrower shall immediately notify the Seller in writing when the Borrower obtains knowledge of the occurrence of any default specified below.  Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following shall constitute a default:

(a)          Nonpayment.  The Borrower shall fail to pay this Note within 2 calendar days of the Maturity Date.

(b)          Nonperformance.  The Borrower or any guarantor of the Borrower’s obligations to the Seller (“Guarantor”) shall fail to perform or observe any agreement, term, provision condition, or covenant (other than a default occurring under (a), (c), (d), (e), or (f) of this paragraph 10) required to be performed or observed by the Borrower or any Guarantor hereunder.

(c)          Misrepresentation.  Any financial information, statement, certificate, representation or warranty given to the Seller by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Note and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect as of the time when given.

(d)          Breach under the Purchase Agreement.  Any material breach by Borrower under the Purchase Agreement (as defined below).

(e)          Judgments.  Any final, non-appealable judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied, final, non-appealable judgments against the Borrower (or any Guarantor), shall exceed the sum of $100,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

(f)           Inability to Perform; Bankruptcy/Insolvency.  (i) the Borrower or any Guarantor shall die or cease to exist; (ii) any Guarantor shall attempt to revoke any guaranty of the obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; (iii) any Bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against the Borrower or any Guarantor, which is not dismissed or vacated within 60 days; (iv) the Borrower or any Guarantor shall become the subject of any out‑of‑court settlement with its creditors; or (v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature.

11.         Acceleration of Obligations.  Upon the occurrence of any of the events identified in paragraph 10(a) through 10(e), and the passage of any applicable cure periods, the Seller may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any obligations, together with the interest accrued thereon and other amounts accrued hereunder, to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein.  Upon the occurrence of any event under paragraph 10(f), the unpaid principal balance of any obligations, together with all interest accrued thereon and other amounts accrued hereunder, shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein.

12.         Additional Seller Rights.  Without affecting the liability of any Borrower, endorser, surety or guarantor, the Seller may, without notice, renew or extend the time for payment, accept partial payments, or agree not to sue any party liable on it.

13.         Warranties.  The Borrower makes the following warranties:  (a) Borrower is a validly existing limited partnership, in good standing under the laws of the State of Delaware, and has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties; (b) the execution, delivery and performance of this Note (i) are within the Borrower’s power; (ii) have been duly authorized by proper corporate action; (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound; and (c) this Note is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

14.         Waivers; Relationship to Other Documents.  All Borrowers, endorsers, sureties and guarantors waive presentment, protest, demand, and notice of dishonor.  The warranties, covenants and other obligations of the Borrower (and rights and remedies of the Seller) in this Note and all related documents are intended to be cumulative and to supplement each other.

15.         Expenses and Attorneys’ Fees.  The Borrower will reimburse the Seller for all reasonable attorneys’ fees and all other costs, fees and out‑of‑pocket disbursements incurred by the Seller in connection with the administration, defense and enforcement of this Note, including fees and costs related to any waivers or amendments with respect thereto.  The Borrower will also reimburse the Seller for all costs of collection before and after judgment.

16.         Applicable Law and Jurisdiction; Interpretation.  This Note shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, except to the extent superseded by Federal law.  Invalidity of any provisions of this Note shall not affect any other provision.  THE BORROWER AND THE SELLER HEREBY CONSENT TO THE JURISDICTION OF THE STATE OF DELAWARE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION IN DELAWARE AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING.  Nothing herein shall affect the Seller’s rights to serve process in any manner permitted by law.

17.         Waiver of Jury Trial.  THE BORROWER AND THE SELLER HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO.  THE BORROWER AND THE SELLER EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

18.        Purchase Agreement. This Note is executed pursuant to that Stock Purchase Agreement among Borrower and Seller, ________________________________________________________, and Smoke Free Technologies Inc. dated as of the date hereof (the “Purchase Agreement”).

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date and year first written above.

NATIONAL TOBACCO COMPANY, L.P., a Delaware limited partnership

By:
Name:
Title:

Address:	5201 Interchange Way
Louisville, Kentucky

Signature Page to Installment Note